                                                                   EXHIBIT 10.20



                                  IRIDIUM LLC
                          IRIDIUM CAPITAL CORPORATION

  300,000 Units Consisting of $300,000,000 13% Senior Notes due 2005, Series A
           and Warrants to Purchase Shares of Class A Common Stock of
                       Iridium World Communications Ltd.

                $500,000,000 14% Senior Notes due 2005, Series B

                               PURCHASE AGREEMENT

                                                                   July 11, 1997

CHASE SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER
  AND SMITH INCORPORATED
c/o Chase Securities Inc.
270 Park Avenue, 4th Floor
New York, New York  10017

Ladies and Gentlemen:

                 Iridium LLC, a Delaware limited liability company ("Iridium"), and Iridium Capital Corporation, a Delaware corporation and a wholly owned subsidiary of Iridium ("Capital" and, together with Iridium, the "Note Issuers"), propose to issue and sell 300,000 units (the "Units") each consisting of $1,000 principal amount of 13% Senior Notes due 2005, Series A (the "Series A Notes") and one warrant (each, a "Warrant" and, collectively, the "Warrants"), which represents the right to purchase 5.2 shares (each, a "Warrant Share" and, collectively, the "Warrant Shares") of Class A Common Stock, $0.01 par value per share (the "Class A Common Stock"), of Iridium World Communications Ltd., a Bermuda company ("IWCL") and $500,000,000 aggregate principal amount of 14% Senior Notes due 2005, Series B (the "Series B Notes" and, together with the Series A Notes, the "Notes") . The Notes will be guaranteed (the "Guarantees") on a senior unsecured basis by Iridium Roaming LLC and Iridium IP LLC (collectively, the "Guarantor Subsidiaries" and, together with IWCL and the Note Issuers, the "Issuers"). The Units, the Notes, the Warrants and the Guarantees are collectively referred to herein as the "Securities"). The Series A Notes will be issued pursuant to an Indenture to be dated as of July 16, 1997 (the "Series A Note Indenture") among the Note Issuers, the Guarantor Subsidiaries and State Street Bank and Trust Company, as trustee (the "Series A Note Trustee"). The Series B Notes will be issued pursuant to an Indenture to be dated as of July 16, 1997 (the "Series B Note Indenture" and, together with the Series A Note Indenture, the "Indentures") among the Note Issuers, the Guarantor Subsidiaries and State Street Bank and Trust Company, as trustee (the "Series B Note Trustee" and, together with the Series A Note Trustee, the "Trustees"). The Warrants are to be issued under a warrant agreement to be dated as of July 16,

1997 between IWCL and State Street Bank and Trust Company, as warrant agent (in such capacity, the "Warrant Agent"). The Units will be issued under a unit agreement dated as of July 16, 1997 (the "Unit Agreement") among the Issuers, the Series A Note Trustee, the Warrant Agent, and State Street Bank and Trust Company, as unit agent (in such capacity, the "Unit Agent"). The Issuers hereby confirm their agreement with Chase Securities Inc. ("CSI") and Merrill Lynch, Pierce, Fenner and Smith Incorporated (together with CSI, the "Initial Purchasers") concerning the purchase of the Units and Series B Notes from the
Note Issuers by the several Initial Purchasers.

                 The Units and Series B Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom.
The Issuers have prepared a preliminary offering memorandum dated June 19, 1997, as supplemented by a supplement dated June 19, 1997 (collectively, the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Issuers and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuers to the Initial Purchasers pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Units and Series B Notes by the Initial Purchasers in accordance with Section 2.

                 Holders of the Notes (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to which the
Note Issuers and the Guarantor Subsidiaries will agree to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of two series of senior notes of the Note Issuers (the "Exchange Notes") which are identical in all material respects to the Series A Notes and Series B Notes, respectively (except that neither issue of Exchange Notes will contain terms with respect to transfer restrictions), and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

                 IWCL and Iridium have entered into (i) an interest exchange agreement dated June 9, 1997, as amended (the "Exchange Agreement"), (ii) a share issuance agreement dated as of June 9, 1997, as amended (the "Share Issuance Agreement") and (iii) a management services agreement dated as of June 9, 1997, as amended (the "Management Services Agreement" and, collectively with the Exchange Agreement, the Share Issuance Agreement and the Limited Liability Company Agreement of Iridium, dated as of July 29, 1996, as amended (the "LLC Agreement"), the "Governance Agreements").

                 Pursuant to the Share Issuance Agreement, IWCL will use the net proceeds it receives from the sale of the Warrants to purchase warrants (the "LLC Interest Warrants") from Iridium having the same tenor and terms as the Warrants and, upon the exercise of any Warrant, IWCL will exercise a LLC Interest Warrant and pursuant to such exercise will purchase from Iridium, and Iridium will sell to IWCL, a number of Class 1 Membership Interests in Iridium (the "Class 1 Interests") equal to the number of Warrant Shares issuable upon such exercise for a purchase price equal to the exercise price of such Warrant (subject in each case to the adjustments provided in the Share Issuance Agreement and the LLC Interest Warrants). The Class 1 Interests to be purchased by IWCL from Iridium pursuant to the LLC Interest Warrants are referred to herein as the "LLC Warrant Interests".

                 Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

                 1. Representations, Warranties and Agreements of the Issuers. Each of the Issuers, jointly and severally, represent and warrant to, and agree with, the several Initial Purchasers on and as of the date hereof and the Closing Date (as defined in Section 3) that:

                 (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, did not, and on the Closing Date the Offering Memorandum will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers make no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to Iridium by or on behalf of any Initial Purchaser specifically for use therein (the "Initial Purchasers' Information").

                 (b) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all of the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

                 (c) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Units and Series B Notes to the Initial Purchasers and the offer, resale and delivery of the Units and Series B Notes by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indentures under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                 (d) Each of Iridium, Iridium Roaming LLC and Iridium IP LLC has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to so qualify or have such power or authority would not have a material adverse effect on the condition (financial or otherwise), or in the earnings, business affairs or business prospects of Iridium or IWCL, whether or not arising in the ordinary course of business (a "Material Adverse Effect"). Iridium's only subsidiaries are Capital, Iridium Roaming LLC and Iridium IP LLC.

                 (e) IWCL has been duly incorporated and is validly existing as an exempted company in good standing under the laws of Bermuda, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect.

                 (f) Capital has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, is duly qualified to do business and is in good standing as foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, have a Material Adverse Effect. IWCL and Capital have no subsidiaries.

                 (g) Iridium and IWCL have an authorized capitalization as set forth in the Offering Memorandum under the heading "Capitalization"; all of the outstanding shares of capital stock of IWCL and all of the outstanding limited liability company interests of Iridium have been duly and validly authorized and issued and are fully paid and non-assessable (except as disclosed in the Offering Memorandum under the caption "Description of Iridium LLC Limited Liability Company Agreement - Limitations on Liability" and "Description of Iridium LLC Limited Liability Company Agreement - Capital Contributions; Reserve Capital Call" and as provided under Section 607 of the Delaware Limited Liability Company Act (the "Delaware Act")) and were not issued in violation of any preemptive or similar rights; and the capital stock of IWCL and limited liability company interests of Iridium conform in all material respects to the description thereof contained in the Offering Memorandum. All of the limited liability company interests of Iridium owned by IWCL are owned free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party (except as set forth in Section 2.09 of the LLC Agreement and Section 607 of the Delaware Act, as disclosed in the Offering Memorandum and pursuant to the Global Ownership Program). All of the outstanding shares of capital stock or limited liability company interests, as the case may be, of Capital and the Guarantor Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by Iridium, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

                 (h) The Issuers have full right, power and authority to execute and deliver this Agreement, the Indentures, the Registration Rights Agreement, the Securities, the Exchange Notes, the Private Exchange Notes (as defined in the Registration Rights Agreement), if any, the Warrant Agreement, the Warrant Shares, the Unit Agreement, the Share Issuance Agreement, the LLC Interest Warrants and the LLC Warrant Interests (collectively, the "Transaction Documents") to the extent a party thereto and to perform their obligations hereunder and thereunder.

                 (i) This Agreement has been duly authorized, executed and delivered by the Issuers.

                 (j) The Registration Rights Agreement has been duly authorized by the Note Issuers and the Guarantor Subsidiaries and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Note Issuers and the Guarantor Subsidiaries enforceable against the Note Issuers and the Guarantor Subsidiaries in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided that no representation or warranty is made with respect to any provision of such agreement purporting to require indemnification of, or contribution to, the liability, losses, damages or claims of any person to the extent that such provision may be limited by applicable law.

                 (k) Each Indenture has been duly authorized by the Note Issuers and the Guarantor Subsidiaries and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Note Issuers and the Guarantor Subsidiaries enforceable against the Note Issuers and the Guarantor Subsidiaries in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. On the Closing Date, each Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                 (l) The Notes, the Exchange Notes, the Private Exchange Notes, if any, and the Guarantees have been duly authorized by the
         Note Issuers and the Guarantor Subsidiaries and, when the Notes, the Exchange Notes and Private Exchange Notes, if any, and the Guarantees have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Note Issuers and the Guarantor Subsidiaries, as the case may be, entitled to the benefits of the applicable Indenture and enforceable against the Note Issuers and the Guarantor Subsidiaries, as the case may be, in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (m) The Warrant Agreement has been duly authorized by IWCL and the Share Issuance Agreement has been duly authorized by IWCL and Iridium and, when each is duly executed and delivered in accordance with its terms by each of the parties hereto, will constitute a valid and legally binding agreement of IWCL (in the case of the Warrant Agreement) or of IWCL and Iridium (in the case of the Share Issuance Agreement) as the case may be enforceable against IWCL and Iridium in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (n) The Warrants have been duly authorized by IWCL for issuance, and when executed by IWCL and countersigned by the Warrant Agent in accordance with the provisions of the Warrant Agreement, and delivered and paid for in accordance with the terms hereof, will have been duly executed, issued and delivered and will be entitled to the benefits of the Warrant Agreement and will constitute valid and binding obligations of IWCL enforceable against IWCL in accordance with the terms of such Warrants, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (o) The Warrant Shares, when authenticated and issued in accordance with the terms and conditions contained in the Warrant Agreement upon exercise of the Warrants and payment of the applicable exercise price, will be duly authorized, validly issued, fully paid and non-assessable, will not be subject to any preemptive or similar rights, and will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those, if any, imposed by Bermuda law, the Securities Act, the securities or "Blue Sky" laws of certain jurisdictions as described in the Offering Memorandum) or voting and upon full payment of the consideration therefor, no holder of Warrants or Warrant Shares will be subject to personal liability by reason of being such a holder.
         The Warrant Shares have been duly reserved for issuance in accordance with the terms of the Warrants and the Warrant Agreement.

                 (p) The Unit Agreement has been duly authorized by the Issuers and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuers enforceable against the Issuers in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Units, when duly executed, authenticated, issued and delivered as provided in the Unit Agreement, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Issuers entitled to the benefits of the Unit Agreement and enforceable against the Issuers in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (q) The LLC Interest Warrants and LLC Warrant Interests have been duly authorized for issuance and sale to IWCL pursuant to the Share Issuance Agreement (in the case of the LLC Interest Warrants) or the LLC Interest Warrants (in the case of the LLC Warrant Interests) and, when issued and delivered by Iridium pursuant to the Share Issuance Agreement (in the case of the LLC Interest Warrants) or the LLC Interest Warrants (in the case of the LLC Warrant Interests) against payment of the consideration set forth therein, will be validly issued, and (except as set forth in Section 2.09 of the LLC Agreement and Section 607 of the Delaware Act) the LLC Warrant Interests will be fully paid and non-assessable; the LLC Interest Warrants and Class 1 Interests will conform in all material respects to the descriptions thereof contained in the Offering Memorandum and such descriptions conform to the rights set forth in the instruments defining the same (except as disclosed in the Offering Memorandum under the caption "Description of Iridium LLC Limited Liability Company Agreement--Limitations on Liability" and "Description of Iridium LLC Limited Liability Company Agreement - Capital Contributions; Reserve Capital Call" and as provided under Section 607 of the Delaware Act) and will be free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party; except as described in the Offering Memorandum under the caption "Description of Iridium LLC Limited Liability Company Agreement--Limitations on Liability," no holder of the LLC Interest Warrants and the LLC Warrant Interests will be subject to personal liability by reason of being such a holder; and the issuance of the LLC Interest Warrants pursuant to the Share Issuance Agreement and the LLC Warrant Interests pursuant to the LLC Interest Warrants is not subject to the preemptive or other similar rights of any member of Iridium. Pursuant to the LLC Agreement, and in accordance with the Delaware Act, IWCL has waived the limitation on liability contained in the Delaware Act, provided that IWCL has no liability to any person, including Iridium, for any debt, obligation or liability of Iridium until all of the assets and capital of Iridium have first been exhausted in satisfaction thereof.

                 (r) Each of the Transaction Documents described in the Offering Memorandum and the Governance Agreements conforms in all material respects to the description thereof contained in the Offering Memorandum. The Issuers make no representation or warranty as to whether this Agreement conforms to the description thereof contained in the Offering Memorandum.

                 (s) The execution, delivery and performance by each of the Issuers of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities, the Exchange Notes, the Private Exchange Notes, if any, the

         Warrants, the Warrant Shares, the LLC Interest Warrants and the LLC Warrant Interests, and compliance by the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents and the Governance Agreements will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuers pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement (including the Governance Agreements) or instrument to which the Issuers are a party or by which the Issuers are bound or to which any of the property or assets of the Issuers are subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated by this Agreement or the Transaction Documents), nor will such actions result in any violation of the provisions of the charter, memorandum of association, bye-laws, by-laws, certificate of formation or limited liability company agreement of the Issuers or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Issuers or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Issuers of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Securities, the Exchange Notes, the Private Exchange Notes, if any, the Warrants, the Warrant Shares, the LLC Interest Warrants and the Class 1 Interests, and compliance by the Issuers with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Registration Rights Agreement, the Warrant Agreement and the Share Issuance Agreement. As used herein, a "Repayment Event" means any event or conditions which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by IWCL or Iridium.

                 (t) The accountants who certified the financial statement and the consolidated financial statements included in the Offering Memorandum are independent public accountants within the meaning of the Securities Act and the regulations thereunder. The financial statement and the consolidated financial statements included in the Offering Memorandum, together with the related notes, present fairly the financial position of IWCL, Iridium, Iridium's predecessor and their respective consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity, members' equity and cash flows of IWCL, Iridium, Iridium's predecessor and their respective consolidated subsidiaries for the periods specified; said financial statement and the consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except, in the case of the interim financial statements, for the absence of complete footnote disclosure and customary year-end adjustments. The selected financial data included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statement and the consolidated financial statements included in the Offering Memorandum.

                 (u) Except for matters which are described in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of IWCL or Iridium, threatened, against or affecting IWCL or Iridium, which would be required to be disclosed in a registration statement with respect to the Securities on Form S-1, or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the Transaction Documents or the performance by, if determined adversely to IWCL or Iridium, of its obligations hereunder or thereunder; all pending legal or governmental proceedings to which IWCL or Iridium is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

                 (v) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities, the Exchange Notes, the Private Exchange Notes, if any, the Warrants, the Warrant Shares, the LLC Interest Warrants or the LLC Warrant Interests pursuant to the Transaction Documents, or suspends the sale of the Securities, the Exchange Notes, the Private Exchange Notes, if any, the Warrants, the Warrant Shares, the LLC Interest Warrants or the Class 1 Interests, in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Issuers which would prevent or suspend the issuance or sale of the Securities, the Exchange Notes, the Private Exchange Notes, if any, the Warrants, the Warrant Shares, the LLC Interest Warrants or the Class 1 Interests, or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; and the Issuers have complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Offering Memorandum.

                 (w) None of the Issuers is (i) in violation of its charter, memorandum of association, bye-laws, by-laws, certificate of formation or limited liability company agreement, as the case may be, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement (including the Governance Agreements) or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except for any default or violation that would not result in a Material Adverse Effect.

                 (x) Except as disclosed in the Offering Memorandum or as would not have a Material Adverse Effect, (i) Iridium possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by Iridium and (ii) Iridium is in compliance with the current terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither IWCL nor Iridium has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. This representation does not extend to Governmental Licenses required for Iridium to conduct its business as proposed to be conducted, most of which have not been obtained.

                 (y) Each of the Issuers believes that it is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum, will not be, an "investment company" or an entity "controlled" by a company registered as an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                 (z) Iridium and IWCL maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (aa) Iridium has insurance as required by Section 4.17 of the Indentures.

                 (bb) Except as described in the Offering Memorandum or as would not have a Material Adverse Effect, Iridium owns or possesses or reasonably believes it can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, but excluding any required regulatory licenses or approvals), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property"), or that it can contract on reasonable terms with third parties who can acquire the Intellectual Property necessary to carry on the business now operated by Iridium or described in the Offering Memorandum, and neither IWCL nor Iridium has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of IWCL or Iridium and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                 (cc) IWCL owns no real property. Iridium has good and marketable title to all real property it owns; and IWCL and Iridium have good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and all of the leases and subleases material to the business of IWCL and Iridium, considered as one enterprise, and under which IWCL and Iridium hold properties described in the Offering Memorandum, are in full force and effect, and neither IWCL nor Iridium has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of IWCL or Iridium under any of the leases or subleases mentioned above, or affecting or questioning the rights of IWCL or Iridium to the continued possession of the leased or subleased premises under any such lease or sublease, except such as would not reasonably be expected to have a Material Adverse Effect.

                 (dd) No labor dispute with the employees of any of the Issuers exists or, to the knowledge of the Issuers, is imminent.

                 (ee) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of any of the Issuers which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan (other than a multiemployer plan) is in compliance in all material respects with applicable law, including ERISA and the Code; the Issuers have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which any of the Issuers would have any liability; and each such pension plan (other than a multiemployer plan) that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

                 (ff) Except as described in the Offering Memorandum and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither IWCL nor Iridium is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) Iridium has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with its requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against Iridium and (D) there are no events or circumstances that might reasonably be expected or form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting IWCL or Iridium relating to Hazardous Materials or any Environmental Laws.

                 (gg) Except as disclosed in the Offering Memorandum and except as would not reasonably be expected to have a Material Adverse Effect, to the best of the Issuers' knowledge, none of the parties to
         (i) the Gateway Authorization Agreements, (ii) the Space System Contract, (iii) the Operations and Maintenance Contract, (iv) the Iridium Business Support System Contract with Andersen Consulting, (v) the Terrestrial Network Development Contract, (vi) the Support Agreement between Iridium and Motorola, (vii) the Amended and Restated Agreement Regarding Guarantee and (viii) the Motorola MOU (collectively, the foregoing are herein called the "Principal Agreements"), is in breach of, or in default in the performance or observance of, any material obligation, term, covenant or condition contained therein. Each of the Principal Agreements that Iridium has delivered to the Initial Purchasers is a true and correct copy, and there have been no additional amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto. Iridium has duly and validly authorized, executed and delivered each of the Principal Agreements to which it is a party and, to the best of the Issuers' knowledge, the other parties to each of the Principal Agreements have duly and validly executed and delivered each of the Principal Agreements and, assuming due and valid authorization, execution and delivery by such other parties, each of the Principal Agreements is a valid and legally binding agreement of Iridium, enforceable against Iridium in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided that no representation or warranty is made with respect to any provision of any Principal Agreement purporting to require indemnification of, or contribution to, the liability losses, damages or claims of any person to the extent that such provision may be limited by applicable laws.

                 (hh) Neither IWCL nor Iridium, nor to the best knowledge of the Issuers, any other party to any of the Governance Agreements, is in breach of, or in default in the performance or observance of, any material obligation, term, covenant or condition contained in any of the Governance Agreements. Each of the Governance Agreements that Iridium has delivered to the Initial Purchasers is a true and correct copy, and there have been no additional amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto. Each of IWCL and Iridium has duly and validly authorized, executed and delivered each of the Governance Agreements to which it is a party and, to the best of the Issuers' knowledge, the other parties to each of the Governance Agreements have duly and validly executed and delivered each of the Governance Agreements and, assuming due and valid authorization, execution and delivery by such other parties, each of the Governance Agreements to which IWCL or Iridium is a party is a valid and legally binding agreement of IWCL and Iridium, enforceable against IWCL and Iridium as applicable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided that no representation or warranty is made with respect to any provision of such agreement purporting to require indemnification of, or contribution to, the liability losses, damages or claims of any person to the extent that such provision may be limited by applicable laws.

                 (ii) The Federal Communications Commission (the "FCC") has authorized Motorola, Inc. (Motorola, Inc., together with its subsidiaries, "Motorola") to construct a mobile satellite system capable of operating in the 1616 to 1626.5 MHz frequency bands, consistent with the technical specifications set forth in its application, the FCC's rules and the conditions set forth in the FCC's Orders and Authorization (DA 95-131), released January 31, 1995, DA 95-372, released February 28, 1995, FCC 96-279, released June 27, 1996, DA 96-1789, released October 30, 1996.

                 (jj) None of the Issuers is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

                 (kk) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                 (ll) None of the Issuers, any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act ("Regulation S")), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable. No representation is herein made with respect to any Initial

         Purchaser, any affiliate thereof or any person acting on its behalf, or with respect to any obligation thereof.

                 (mm) None of the Issuers or any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

                 (nn) None of the Issuers or any of its affiliates or any other person acting on its or their behalf has engaged, in connection with the offering of the Units or Series B Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. No representation is herein made with respect to any Initial Purchaser, any affiliate thereof or any person acting on its behalf, or with respect to any obligation thereof.

                 (oo) There are no securities of the Issuers registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system, other than the Class A Common Stock of IWCL. The Class 1 Interests of Iridium may be required to be registered under the Exchange Act.

                 (pp) The Issuers have not taken and will not take, directly or indirectly, any action prohibited of them by Regulation M under the Exchange Act in connection with the offering of the Units and Series B Notes.

                 (qq) The statements (including the assumptions described therein) included in the Offering Memorandum relating to Iridium's operations, expected markets, size of expected addressable markets for mobile satellite services, expected technical capabilities, expected funding needs, expected financing sources, expected pricing, expected launch schedule, expected commercial operations schedule, the estimate of the last year in which Iridium will have negative cash flow and a net increase in year-end borrowings and expected future regulatory approvals as well as information concerning expected characteristics of competing systems and expected actions of third parties such as equipment suppliers, gateway operators, service providers and roaming partners were made by Iridium with a reasonable basis and reflect Iridium's good faith estimate of the matters described therein.

                 (rr) The Issuers have complied with, and are and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

                 (ss) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein,
         (i) there has been no material adverse
         change in the condition (financial or otherwise), or in the earnings, business affairs or business prospects of any of the Issuers, whether or not arising in the ordinary course of business, (ii) the Issuers have not incurred any liability or obligation, direct or contingent, other than in the ordinary course of business which is material with respect to IWCL or Iridium, (iii) the Issuers have not entered into any transaction, other than in the ordinary course of business which is material with respect to IWCL or Iridium, and (iv) there has not been any change in the capital stock, membership interests or long-term debt of the Issuers other than fluctuations in revolving credit agreements, or any dividend or distribution of any kind declared, paid or made by the Issuers on any class of their capital stock or membership interests. Launch delays shall not be covered by this representation.

                 (tt) Each of Iridium and IWCL is a "reporting issuer" as defined in Rule 902(l) under the Securities Act.

                 2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuers agree to issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agree to purchase from the Issuers, the number of Units and principal amount of Series B Notes set forth opposite the name of such Initial Purchaser on Schedule 1 hereto at a purchase price of $975.98 per Unit ($57.04 to be allocated to the purchase of the Warrants included therein) and 95.429% of the principal amount of the Series B Notes. The Note Issuers shall not be obligated to deliver any of the Units or Series B Notes except upon payment for all of the Units and Series B Notes to be purchased as provided herein.

                 (b) The Initial Purchasers have advised the Issuers that they propose to offer the Units and Series B Notes for resale upon the terms and subject to the conditions set forth herein and in the Offering Memorandum.
Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Issuers that (i) it is purchasing the Units and Series B Notes pursuant to a private sale exempt from registration under the Securities Act, (ii) neither it nor any of its affiliates or any person acting on its or their behalf has solicited offers for, or offered or sold, and no such person will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and no such person has engaged, and no such person will engage, in any directed selling efforts within the meaning of Rule 902 under the Securities Act in connection with any of the Securities, and all such persons have and will comply with the offering restrictions and requirements of Regulation S, (iii) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities, as part of its initial offering, only (A) to persons whom it reasonably believes to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Securities Act, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and in each case, in transactions in accordance with Rule 144A and (B) in transactions outside the United States to persons who are not U.S. Persons (as defined in Rule 902 under the Securities Act) and to whom the Initial Purchasers reasonably believe offers and sales of the Securities may be made in reliance on Rule 903 under the Securities Act in transactions meeting the requirements of Regulation S, and (iv) that it is a Qualified Institutional Buyer. Each Initial Purchaser, severally and not jointly, agrees that, prior to or simultaneously with the confirmation of sale by such Initial Purchaser to any purchaser of any of the Securities purchased by such Initial Purchaser pursuant hereto, such Initial Purchaser shall furnish to that purchaser a copy of the Offering Memorandum (and any amendment or supplement thereto that the Issuers shall have furnished to such Initial Purchaser prior to the date of such confirmation of sale). In addition to the foregoing, each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(d) and (h), counsel for the Issuers and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance. Chase Securities Inc. will advise Iridium of the completion of the distribution of the Securities pursuant to Regulation S. Each Initial Purchaser severally agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                 "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities
         Act.  Terms used above have the meaning given to them by Regulation S."

Each Initial Purchaser severally represents that it has not entered into and agrees that it will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of Iridium.

                 (c) Each Initial Purchaser, severally and not jointly, agrees that (i) it has not offered or sold, and will not offer or sell, in the United Kingdom by means of any document, any Units or Series B Notes offered hereby, other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations"), (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Units in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issuance of the Units and Series B

Notes if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

                 (d) The Issuers acknowledge and agree that, subject to the restrictions herein, the Initial Purchasers may sell Securities to any affiliate of an Initial Purchaser and that any such affiliate may sell Securities purchased by it to an Initial Purchaser.

                 3. Delivery of and Payment for the Securities. (a) Delivery of the Units (including the Series A Notes and Warrants covered thereby) and Series B Notes and payment for the Units and Series B Notes shall be made at the offices of Milbank, Tweed, Hadley & McCloy, Washington, D.C., or at such other place as shall be agreed upon by the Initial Purchasers and the Issuers, at 10:00 A.M., New York City time, on July 16, 1997, or at such other time or date, not later than seven full business days thereafter, as shall be agreed upon by the Initial Purchasers and the Issuers (such date and time of payment and delivery being referred to herein as the "Closing Date").

                 (b) On the Closing Date, payment of the purchase price for the Units and Series B Notes shall be made to the Issuers by wire or book-entry transfer of immediately available funds to such account or accounts as the Issuers shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of the certificates evidencing the Units, Notes and Warrants. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, the Units, Notes and Warrants sold to Qualified Institutional Buyers and pursuant to Regulation S shall be in global form, registered in the name of DTC (as hereinafter defined) or its nominee and in such denominations as CSI on behalf of the Initial Purchasers shall have requested in writing not less than two full business days prior to the Closing Date. The Issuers agree to make one or more global certificates evidencing the Units (including the Series A Notes and Warrants) and the Series B Notes available for inspection by CSI on behalf of the Initial Purchasers in New York, New York or Washington, D.C. at least 24 hours prior to the Closing Date.

                 4. Further Agreements of the Issuers. Except in the case of clauses (e), (k) and (l) for the shorter of (i) the six month period immediately following the date of the Offering Memorandum and (ii) the period from the date of the Offering Memorandum to the date the first Exchange Notes are issued, each of the Issuers agrees with each of the several Initial
Purchasers:

                 (a) to advise the Initial Purchasers promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Initial Purchasers promptly of any order preventing or suspending the use of the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its reasonable efforts to prevent the issuance of any such order preventing or suspending the use of the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;

                 (b) to furnish promptly to each of the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;

                 (c) prior to making any amendment or supplement to the Offering Memorandum, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Issuers after a reasonable period to review;

                 (d) if, at any time prior to completion of the resale of the Units and Series B Notes by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Issuers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;

                 (e) for so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless Iridium and IWCL are then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders);

                 (f) to promptly take from time to time such actions as the Initial Purchasers may reasonably request, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may reasonably request; provided that no Issuer shall be obligated to qualify as a foreign corporation or dealer in any jurisdiction in which it is not so qualified, to subject itself to taxation or other governmental fees and charges in respect of any jurisdiction to which it is not otherwise subject or to file a general consent to service of process in any jurisdiction;

                 (g) to reasonably assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC"), the Euroclear System and Cedel Bank, societe anonyme;

                 (h) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require registration of the Securities under the Securities Act;

                 (i) except following the effectiveness of a registration statement with respect to the Securities, Exchange Notes or the Private Exchange Notes, if any, not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, by means of any directed selling efforts (as defined in Rule 902 under the Securities
         Act) in connection with the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities to the Initial Purchasers as contemplated by this Agreement and the Offering Memorandum nothing in this clause (j) shall apply to any action or inaction by an Initial Purchaser or any affiliate thereof;

                 (j) for a period of 45 days from the date of the Offering Memorandum, not to, directly or indirectly, offer for sale, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt or equity securities or membership interests issued or guaranteed by any of the Issuers or any of their subsidiaries (other than the Securities, Exchange Notes and the Private Exchange Notes, if any, or pursuant to the Registration Rights Agreement, the Global Ownership Program or the Iridium Option Plan), without the prior written consent of the Initial Purchasers;

                 (k) during the period from the Closing Date until two years after the Closing Date or the effectiveness of a registration statement with respect to the Securities, without the prior written consent of the Initial Purchasers, not to, and to use reasonable efforts not permit any of its affiliates (as defined in Rule 144 under the Securities Act) which it controls to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Issuers or any of their affiliates and resold in a transaction registered under the Securities Act;

                 (l) in connection with the offering of the Units and Series B Notes, until CSI on behalf of the Initial Purchasers shall have notified the Issuers of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities;

                 (m) to furnish to each of the Initial Purchasers on or prior to the Closing Date hereof a copy of the independent accountants' report included in the Offering Memorandum signed by the accountants rendering such report;

                 (n) to apply the net proceeds from the sale of the Securities and Warrant Shares as set forth in the Offering Memorandum under the heading "Use of Proceeds"; and

                 (o) to use its best efforts to maintain the quotation of the Class A Common Stock on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

                 5. Conditions of Initial Purchasers' Obligations. The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Issuers contained herein, to the accuracy of the statements of the Issuers and their officers made in any certificates delivered pursuant hereto, to the performance by the Issuers of their obligations hereunder, and to each of the following additional terms and conditions:

                 (a) The Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which the Initial Purchasers may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                 (b) None of the Initial Purchasers shall have discovered and disclosed to Iridium on or prior to the Closing Date that the Offering Memorandum, as amended or supplemented, contains an untrue statement of a fact which, in the opinion of counsel for the Initial Purchasers specified herein, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and the transactions contemplated thereby, shall be satisfactory in all material respects to the Initial Purchasers, and the Issuers shall have furnished to the Initial Purchasers all documents and information that they or their counsel may reasonably request to enable them to pass upon such matters.

                 (d) Sullivan & Cromwell shall have furnished to the Initial Purchasers their written opinion and letter, as counsel to the Issuers, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex B hereto.

                 (e) Conyers Dill & Pearman shall have furnished to the Initial Purchasers their written opinion, as counsel to IWCL, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex C hereto.

                 (f) Steptoe & Johnson LLP shall have furnished to the Initial Purchasers their written opinion, as regulatory counsel for Motorola Satellite Communications as FCC license holder, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex D hereto.

                 (g) F. Thomas Tuttle, Esq. shall have furnished to the Initial Purchasers his written opinion, as Assistant Secretary of IWCL and General Counsel of Iridium, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth in Annex E hereto.

                 (h) The Initial Purchasers shall have received from Milbank, Tweed, Hadley & McCloy, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Issuers shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (i) The Initial Purchasers shall have received from Goldberg, Godles, Wiener & Wright, regulatory counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Issuers shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (j) The Issuers shall have furnished to the Initial Purchasers a letter (the "Initial Letter") of KPMG Peat Marwick LLP, addressed to the Initial Purchasers and dated the date hereof, containing statements and information of the type ordinarily included in accountants "comfort letters" with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                 (k) The Issuers shall have furnished to the Initial Purchasers a letter (the "Bring-Down Letter") of KPMG Peat Marwick LLP, addressed to the Initial Purchasers and dated the Closing Date
         (i) confirming that they are independent public accountants with respect to the Issuers within the meaning of Rule 101 of the Code of Professional Conduct of the AICPA and its interpretations and rulings thereunder, (ii) stating, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three business days prior to the date of the Bring-Down Letter), that the conclusions and findings of such accountants with respect to the financial information and other matters covered by the Initial Letter are accurate and (iii) confirming in all material respects the conclusions and findings set forth in the Initial Letter.

                 (l) As of the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of IWCL or Iridium, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the President or a Vice President (or in the case of IWCL, the Assistant Secretary) of each of IWCL and Iridium and of the chief financial or chief accounting officer of each of IWCL and Iridium, dated as of Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Date, and (iii) each of the Issuers, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Date pursuant hereto. Launch delays shall not be covered by this condition.

                 (m) The Initial Purchasers shall have received a certificate, dated the Closing Date, of the President or Vice President of Motorola, in form and substance satisfactory to counsel for the Initial Purchasers, as to the accuracy of the statements attributed to Motorola in the Offering Memorandum, and to such other matters relating to Motorola as counsel for the Initial Purchasers may reasonably request, substantially to the effect set forth in Annex F hereto.

                 (n) The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement, the Warrant Agreement, the Unit Agreement and the Share Issuance

         Agreement which shall have been executed and delivered by a duly authorized officer of the applicable Issuer or Issuers party thereto.

                 (o) Each of the Indentures shall have been duly executed and delivered by the Note Issuers, the Guarantor Subsidiaries and the applicable Trustee, and the Units, Notes and Warrants shall have been duly executed and delivered by the Issuers and duly authenticated by the Unit Agent, the applicable Trustee and the Warrant Agent.

                 (p) The Units, Notes and Warrants shall have been approved by the NASD for trading in the PORTAL Market.

                 (q) If any event shall have occurred that requires the Issuers under Section 4(d) to prepare an amendment or supplement to the Offering Memorandum, such amendment or supplement shall have been prepared, the Initial Purchasers shall have been given a reasonable opportunity to comment thereon, and copies thereof shall have been delivered to the Initial Purchasers reasonably in advance of the Closing Date.

                 (r) There shall not have occurred any invalidation of Rule 144A or Regulation S under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchasers would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.

                 (s) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any material adverse change in the condition (financial or otherwise), or in the earnings, business affairs or business prospects of Iridium or IWCL, whether or not arising in the ordinary course of business, the effect of which, in any such case described above, is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum (exclusive of any amendment or supplement thereto).

                 (t) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities, the Exchange Notes, the Private Exchange Notes, if any, the Warrant Shares, the LLC Interest Warrants or the LLC Warrant Interests as contemplated by the Offering Memorandum; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale as contemplated by the Offering Memorandum of the Securities, the Exchange Notes, the Private Exchange Notes, if any, the Warrants, the LLC Interest Warrants or the LLC Warrant Interests.

                 (u) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Securities by Moody's Investors Service Inc. or Standard and Poor's Ratings Group and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Securities.

                 (v) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market System or the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on any such exchange or market by the Commission, the Nasdaq National Market or Bermuda, by any such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in any securities of the Issuers on any exchange or in the over-the-counter market shall have been suspended or (ii) any moratorium on commercial banking activities shall have been declared by federal or New York state authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) the effect of which, in the case of this clause (iii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable to market the Securities or to enforce contracts for the sale of the Securities on the terms and in the manner contemplated by this Agreement and in the Offering Memorandum.

                 (w) Motorola shall have released the security interests and other liens on the assets of Iridium granted in favor of Motorola that secure Iridium's obligations to Motorola under the Agreement Regarding Guarantee.

                 6. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by Issuers prior to delivery of and payment for the Units and Series B Notes if, prior to that time, any of the events described in Section 5(r), (s),
(t), (u) or (v) shall have occurred and be continuing.

                 7. Defaulting Initial Purchasers. (a) If, on the Closing Date, an Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchaser may make arrangements for the purchase of the Units or Series B Notes which such defaulting Initial Purchaser agreed but failed to purchase by other persons satisfactory to the Issuers and the non-defaulting Initial Purchaser, but if no such arrangements are made within 24 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser or the Issuers, except that the Issuers will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule 1 hereto that, pursuant to this Section 7, purchases Securities which a defaulting Initial Purchaser agreed but failed to purchase.

                 (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuers or the non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Units or Series B Notes of a defaulting Initial Purchaser, either the non-defaulting Initial Purchaser or the Note Issuers may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Note Issuers or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Note Issuers agree to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes.

                 8. Reimbursement of Initial Purchasers' Expenses. If this Agreement shall have been terminated pursuant to Section 6 or due to the failure of the Issuers to fulfill a condition stated in Section 5, the Issuers shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Units and Series B Notes. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or both of the Initial Purchasers, the Issuers shall not be obligated to reimburse any Initial Purchaser on account of such expenses.

                 9. Indemnification. (a) The Issuers shall, jointly and severally, indemnify and hold harmless each Initial Purchaser and its affiliates, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(a) and Section 10 as an Initial Purchaser), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of the Securities and the Warrant Shares), to which that Initial Purchaser may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or in any information provided to the holders of the Securities pursuant to Rule 144A(d)(4) under the Securities Act or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Initial Purchasers' Information; and provided, further, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any such Initial Purchaser to the extent that any such loss, claim, damage, liability or action of or with respect to such Initial Purchaser results from the fact that both (A) to the extent required by applicable law or this Agreement, a copy of the Offering Memorandum was not sent or given to such person at or prior to the written confirmation of the sale of such Units or Series B Notes to such person and (B) the untrue statement in or omission from the Preliminary Offering Memorandum was corrected in the Offering Memorandum (unless, in either case, such failure to deliver the Offering Memorandum was a result of non-compliance by the any of the Issuers with Section 4(b)).

                 (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Issuers and their respective affiliates, and each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 9(b) and Section 10 as the Issuers), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuers may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Initial Purchasers' Information, and shall reimburse the Issuers for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

                 (c)  Promptly after receipt by an indemnified party under this
Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 9(a) or 9(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent that it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of independent counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of independent counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any action effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 10.  Contribution.  If the indemnification provided for in
Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Initial Purchasers on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by or on behalf of the Issuers without duplication, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the sale of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Issuers or information supplied by the Issuers on the one hand or to any Initial Purchasers' Information on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 10, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and resold to investors were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 10 are several in proportion to their respective purchase obligations and not joint.

                 11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuers and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Sections 9 and 10 with respect to affiliates and controlling persons of the Issuers and the Initial Purchasers and in Section 4(e) with respect to holders and prospective purchasers of the Securities. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 12. Expenses. The Issuers agree with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto; (c) the costs of reproducing and distributing each of the Transaction Documents; (d) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities; (e) the fees and expenses of the Issuers' counsel and independent accountants; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(h) and of preparing, printing and distributing Blue

Sky Memoranda (including related fees and expenses of counsel for the Initial Purchasers); (g) any fees charged by rating agencies for rating the Securities;
(h) the fees and expenses of the Trustees and any paying agents (including related fees and expenses of any counsel to such parties); and (i) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC. Except as provided in this Section 12 and Section 8, the Initial Purchasers shall pay their own costs and expenses.

                 13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuers or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

                 14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                 (a) if to the Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to Chase Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Stephanie Cuskley (telecopier no.: (212) 270-0994);

                 (b) if to the Note Issuers or Guarantor Subsidiaries, shall be delivered or sent by mail or telecopy transmission to c/o Iridium LLC at 1575 Eye Street N.W., Washington, D.C. 20005, Attention: General Counsel (telecopier no.: 202-408-3761); or

                 (c) if to IWCL, shall be delivered or sent by mail or telecopy transmission to Clarendon House, 2 Church Street, Hamilton HM, Bermuda, attention of the Secretary (with a copy to Iridium);

provided that any notice to an Initial Purchaser or Issuer pursuant to Section 9(c) shall also be delivered or sent by mail to such Initial Purchaser or Issuer at its address set forth on the signature page hereof. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by CSI.

                 15. Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in the "Description of Notes" section of the Offering Memorandum and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

                 16. Initial Purchasers' Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Initial Purchasers' Information consists solely of the following information in the Preliminary Offering Memorandum and the Offering
Memorandum: (i) the last paragraph on the front cover page concerning the terms of the offering by the Initial Purchasers; (ii) the legend on the inside front cover page concerning over-allotment and trading activities by the Initial Purchasers; and (iii) the statements concerning the Initial Purchasers contained in the third, fourth, fifth, tenth and eleventh paragraph and the second sentence of the sixth paragraph under the heading "Plan of Distribution".

                 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 18. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by telecopier) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 19. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

                 20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                 If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Issuers and the several Initial Purchasers in accordance with its terms.

                                           Very truly yours,

                                           IRIDIUM LLC


                                            By
                                              ------------------------------
                                               Name:
                                               Title:

                                           IRIDIUM CAPITAL CORPORATION


                                            By
                                              ------------------------------
                                               Name:
                                               Title:

                                           IRIDIUM WORLD COMMUNICATIONS LTD.


                                            By
                                              ------------------------------
                                               Name:
                                               Title:

                                           IRIDIUM ROAMING LLC


                                            By
                                              ------------------------------
                                               Name:
                                               Title:

                                           IRIDIUM IP LLC


                                            By
                                              ------------------------------
                                               Name:
                                               Title:

Accepted:

CHASE SECURITIES INC.


By
  ------------------------------
        Authorized Signatory

Address for notices pursuant to Section 9(c):

1 Chase Plaza, 25th floor
New York, New York  10081
Attention:  Legal Department

MERRILL LYNCH, PIERCE, FENNER
   AND SMITH INCORPORATED


By
  ------------------------------
        Authorized Signatory

Address for notices pursuant to Section 9(c):

5500 Sears Tower
Chicago, Illinois 60606
Attention:  M. Gray Stevens

                                                                      SCHEDULE 1

Initial Purchasers                                         Number of Units
------------------                                         ---------------
Chase Securities Inc.                                              200,100
Merrill Lynch, Pierce, Fenner
   and Smith Incorporated                                           99,900

                                                           ---------------

        Total                                                      300,000




Initial Purchasers                                  Principal Amount of Series B Notes
------------------                                  ----------------------------------
Chase Securities Inc.                                         $333,500,000
Merrill Lynch, Pierce, Fenner
   and Smith Incorporated                                      166,500,000

                                                           ---------------

        Total                                                 $500,000,000

                                                                         ANNEX A

                                  Iridium LLC
                          Iridium Capital Corporation

                $300,000,000 13% Senior Notes due 2005, Series A

                                      and

                $500,000,000 14% Senior Notes due 2005, Series B

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                       Dated as of July 16, 1997

CHASE SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER
   AND SMITH INCORPORATED
c/o Chase Securities Inc.
270 Park Avenue, 4th Floor
New York, New York  10017

Ladies and Gentlemen:

                 Iridium LLC, a Delaware limited liability company ("Iridium"), and Iridium Capital Corporation, a Delaware corporation ("Capital" and, together with Iridium, the "Issuers"), propose, jointly and severally, to issue and sell to Chase Securities Inc. ("CSI") and Merrill Lynch, Pierce, Fenner and Smith Incorporated (together with CSI, the "Initial Purchasers"), upon the terms and subject to the conditions set forth in a purchase agreement dated July 11, 1997 (the "Purchase Agreement"), (i) 300,000 Units, consisting of $300,000,000 aggregate principal amount of Series A Notes and 300,000 Warrants, and (ii) $500,000,000 aggregate principal amount of Series B Notes. The Series A Notes and Series B Notes are collectively referred to herein as the "Notes". The Notes will be fully guaranteed on an unsecured, senior basis by Iridium Roaming LLC and Iridium IP LLC (collectively, the "Guarantor Subsidiaries"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

                 As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Issuers agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Notes, the Exchange Notes (as defined herein) and the Private Exchange Notes (as defined herein) (collectively, the "Holders"), as follows:

                 1. Registered Exchange Offer. The Issuers and the Guarantor Subsidiaries shall, at their cost and expense, (i) prepare and, not later than 15 days following the date of original issuance of the Notes (the "Issue Date"), file with the Commission a registration statement (the "Exchange Offer Registration Statement") on Form S-1 or Form S-4 under the Securities Act, if use of such form is then available, with respect to a proposed offer to the Holders (the "Registered Exchange Offer") to issue and deliver to the Holders, in exchange for the Series A Notes or the Series B Notes, as the case may be, a like aggregate principal amount of debt securities of the Issuers that are identical in all material respects to the Series A Notes or the Series B Notes, as the case may be (the debt securities issued in exchange for the Series A Notes and the debt securities issued in exchange for the Series B Notes are collectively referred to herein as the "Exchange Notes"), except the Exchange Notes shall not contain terms with respect to transfer restrictions, (ii) use their reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 52 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 82 days after the Issue Date (or if the 52nd day or 82nd day is not a business day, the first business day thereafter) and (iii) use their reasonable efforts to keep the Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law or otherwise extended by the Issuers at their option) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Notes will be issued under the Indentures or indentures (the "Exchange Notes Indentures") each among the Issuers, the Guarantor Subsidiaries and the applicable Trustee or such other bank or trust company, as trustee (the "Exchange Notes Trustees"), such indentures to be identical in all material respects to the Indentures, except the Exchange Notes shall not contain terms with respect to transfer restrictions (as described above). If the Issuers and the Guarantor Subsidiaries effect the Registered Exchange Offer, the Issuers and the Guarantor Subsidiaries will be entitled to close the Registered Exchange Offer 20 business days after the commencement thereof; provided, however, that the Issuers have accepted all the Notes theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

                 As soon as practicable after the effectiveness of the Exchange Offer Registration Statement, unless the Registered Exchange Offer would not be permitted by applicable law or the Commission's policy, the Issuers and the Guarantor Subsidiaries shall commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Notes for Exchange Notes that correspond to the Notes originally held by such Holder (assuming that such Holder (a) is not an affiliate (as defined in Rule 144 under the Securities Act) of the Issuers, the Guarantor Subsidiaries or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Notes that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) will acquire the Exchange Notes in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Notes (within the meaning of the Securities Act), and to transfer such Exchange Notes from and after their receipt without any limitations or restrictions on transfer under the Securities Act and without material restrictions on transfer under the securities laws of no less than two-thirds of the several states of the United States. The Issuers, the Guarantor Subsidiaries, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to interpretations by the Commission's staff of Section 5 of the Securities Act and in the absence of an applicable exemption therefrom, (a) each Holder that is a broker-dealer electing to exchange Notes, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Notes (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth (i) in Annex A hereto on the cover of the prospectus forming part of the Exchange Offer Registration Statement, (ii) in Annex B hereto in the forepart of the Exchange Offer Registration Statement and in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section of the prospectus forming a part of the Exchange Offer Registration Statement, (iii) in Annex C hereto in the "Plan of Distribution" section of such prospectus forming part of the Exchange Offer Registration Statement and
(iv) in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer, in connection with a sale of any such Exchange Notes received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (b) an Initial Purchaser that elects to sell Exchange Notes acquired in exchange for Notes constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

                 If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Notes acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Note Issuers shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Notes in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Notes held by such Holder (the "Private Exchange"), a like aggregate principal amount of debt securities of the Note Issuers (the "Private Exchange Notes") that are identical in all material respects to the Exchange Notes that correspond to the Notes originally held by such Holder, except for the transfer restrictions relating to such Private Exchange Notes. The Private Exchange Notes will be issued under the same indenture as the related Exchange Notes, and the Issuers shall use their reasonable efforts to cause the Private Exchange Notes to bear the same CUSIP number as the Exchange Securities.

                 In connection with the Registered Exchange Offer, the Issuers shall:

                 (a) mail, or cause to be mailed, to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                 (b) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

                 (c) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

                 (d) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

                 As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Issuers shall:

                 (a) accept for exchange all Notes validly tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

                 (b) deliver, or cause to be delivered, to the Trustee for cancellation all Notes so accepted for exchange; and

                 (c) cause the Trustee or the Exchange Notes Trustee, as the case may be, to authenticate and deliver to each Holder, Exchange Notes or Private Exchange Notes, as the case may be, that correspond to the Notes originally held by such Holder equal in principal amount to the Notes of such Holder so accepted for exchange therefor.

                 The Issuers shall use their reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, as may be necessary, in the opinion of counsel for the Exchanging Dealers or for the Issuers, in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell Exchange Notes; provided that
(i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Notes held by them and (ii) the Issuers shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Notes for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

                 The Indentures or the Exchange Notes Indentures, as the case may be, shall provide that the Series A Notes, the related Exchange Notes and the related Private Exchange Notes, if any, or the Series B Notes, the related Exchange Notes or the related Private Exchange Notes, as the case may be, shall vote and consent together on all matters as one class and that none of the Series A Notes, the related Exchange Notes or the related Private Exchange Notes or the Series B Notes, the related Exchange Notes or the related Private Exchange Notes, as the case may be, will have the right to vote or consent as a separate class on any matter.

                 Interest on each Exchange Note and Private Exchange Note issued pursuant to the Registered Exchange Offer and Private Exchange will accrue interest from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

                 Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Notes or the Exchange Notes (within the meaning of the Securities Act), (iii) such Holder is not an affiliate (as defined in Rule 405 under the Securities
Act) of the Issuers or the Guarantor Subsidiaries or, if such Holder is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and (v) if such Holder is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes.

                 Notwithstanding any other provisions hereof, the Issuers and the Guarantor Subsidiaries will use their reasonable efforts to ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the date of such prospectus or supplement, as the case may be, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in no such case shall the Issuers be responsible for information concerning any Initial Purchaser of the Notes, provided in writing by any Initial Purchaser to the Issuers, included in the Exchange Offer Registration Statement, the prospectus contained therein, or any amendment or supplement thereto, as the case may be.

                 2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Issuers determine upon the advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof,
(ii) any Notes validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Notes within 30 days after the commencement of the Registered Exchange Offer, (iii) any Initial Purchaser so requests within 90 days after the consummation of the Registered Exchange Offer with respect to Notes or Private Exchange Notes which are not eligible to be exchanged for Exchange Notes in the Registered Exchange Offer and are held by it following the consummation of the Registered Exchange Offer, (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, (v) any Holder that participates in the Registered Exchange Offer notifies Iridium within 20 business days after the consummation of the Registered Exchange Offer that it did not receive freely transferable Exchange Notes in exchange for validly tendered Notes, or (vi) the Issuers so elect, then the following provisions shall apply:

                 (a) The Issuers and the Guarantor Subsidiaries shall use their reasonable efforts to file as promptly as practicable (but in no event later than the later of (i) 150 days after the Issue Date and (ii) 60 days after so required or requested pursuant to this Section 2) with the Commission, and thereafter use their reasonable efforts to cause to be declared effective under the Securities Act on or prior to 60 days after such filing is made, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Notes (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Notes held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder (including certain indemnification obligations).

                 (b) The Issuers and the Guarantor Subsidiaries shall use their reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Notes for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Notes covered by the Shelf Registration Statement have been sold pursuant thereto or for a period of one year in the event the Shelf Registration Statement is requested by the Initial Purchasers pursuant to
Section 2(iii) and (ii) the date on which the Notes become eligible for resale pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period").

                 (c) Notwithstanding any other provisions hereof, the Issuers and the Guarantor Subsidiaries will use their reasonable efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Issuers by or on behalf of any Holder specifically for use therein (the "Holders' Information")), as of its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such prospectus (in either case, other than with respect to Holders' Information), does not, as of its date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 3. Liquidated Damages. (a) The parties hereto agree that the Holders of Transfer Restricted Notes, which are Series A Notes, will suffer damages if the Issuers and the Guarantor Subsidiaries fail to fulfill their obligations described under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if
(i) an Exchange Offer Registration Statement covering the Series A Notes is not filed with the Commission on or prior to 15 days after the Issue Date or a Shelf Registration Statement covering the Series A Notes is not filed with the Commission on or prior to the later of (x) 150 days after the Issue Date and
(y) 60 days after the date such filing is requested or required to be made pursuant to Section 2, (ii) an Exchange Offer Registration Statement covering the Series A

Notes is not declared effective within 52 days after the Issue Date (or if the 52nd day is not a business day, the first business day thereafter) or a Shelf Registration Statement covering the Series A Notes is not declared effective within 60 days after such filing is made (each such date, a "Series A Note Effectiveness Target Date"), (iii) the Registered Exchange Offer covering the Series A Notes is not consummated within 30 days after the relevant Series A Effectiveness Target Date, or (iv) a Shelf Registration Statement or an Exchange Offer Registration Statement covering the Series Notes, as the case may be, is filed and declared effective within the period ending on the Series A Note Effectiveness Target Date but shall thereafter cease to be effective (at any time that the Issuers are obligated to maintain the effectiveness thereof) or useable without being succeeded within 30 days by an additional Registration Statement covering the Series A Notes filed and declared effective (each such event referred to in clauses (i) through (iv), a "Series A Note Registration Default"), the Issuers and the Guarantor Subsidiaries will be obligated to pay liquidated damages to each Holder of Transfer Restricted Notes, during the first 15-day period immediately following the occurrence of one or more of such Series A Note Registration Defaults, in an amount equal to $0.05 per week per $1,000 principal amount of Transfer Restricted Notes held by such Holder until
(i) the applicable Registration Statement covering the Series A Notes is filed,
(ii) an Exchange Offer Registration Statement covering the Series A Notes is declared effective and the Registered Exchange Offer covering the Series A Notes is consummated, (iii) a Shelf Registration Statement covering the Series A Notes is declared effective or (iv) the applicable Registration Statement covering the Series A Notes again becomes effective, as the case may be. The liquidated damages will increase by an additional $.10 per week per $1,000 principal amount of Transfer Restricted Notes, which are Series A Notes, held by each Holder during each subsequent 30-day period until the date on which all such Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 amount of Series A Notes. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "Transfer Restricted Notes" means
(i) each Note until the date on which such Note has been exchanged for a freely transferable corresponding Exchange Note in the Registered Exchange Offer, (ii) each Note or Private Exchange Note until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Note or Private Exchange Note until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3, the Issuers and the Guarantor Subsidiaries shall not be required to pay liquidated damages to a Holder of Transfer Restricted Notes (i) if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(n) or (ii) if a holder of such Transfer Restricted Notes was, at any time while the Registered Exchange Offer was pending, eligible to exchange, and did not validly tender, such Transfer Restricted Notes for freely transferable corresponding Exchange Notes in such Exchange Offer.

                 (b) The parties hereto agree that the Holders of Transfer Restricted Notes, which are Series B Notes, will suffer damages if the Issuers and the Guarantor Subsidiaries fail to fulfill their obligations described under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) an Exchange Offer

Registration Statement covering the Series B Notes is not filed with the Commission on or prior to 15 days after the Issue Date or a Shelf Registration Statement covering the Series B Notes is not filed with the Commission on or prior to the later of (x) 150 days after the Issue Date and (y) 60 days after the date such filing is requested or required to be made pursuant to Section 2,
(ii) an Exchange Offer Registration Statement covering the Series B Notes is not declared effective within 52 days after the Issue Date (or if the 52nd day is not a business day, the first business day thereafter) or a Shelf Registration Statement covering the Series B Notes is not declared effective within 60 days after such filing is made (each such date, an "Series B Note Effectiveness Target Date"), (iii) the Registered Exchange Offer covering the Series B Notes is not consummated within 30 days after the relevant Series B Note Effectiveness Target Date, or (iv) a Shelf Registration Statement or an Exchange Offer Registration Statement covering the Series B Notes, as the case may be, is filed and declared effective within the period ending on the Series B Note Effectiveness Target Date but shall thereafter cease to be effective (at any time that the Issuers are obligated to maintain the effectiveness thereof) or useable without being succeeded within 30 days by an additional Registration Statement covering the Series B Notes filed and declared effective (each such event referred to in clauses (i) through (iv), a "Series B Note Registration Default"), the Issuers and the Guarantor Subsidiaries will be obligated to pay liquidated damages to each Holder of Transfer Restricted Notes, during the first 15-day period immediately following the occurrence of one or more of such Series B Note Registration Defaults, in an amount equal to $0.05 per week per $1,000 principal amount of Transfer Restricted Notes held by such Holder until
(i) the applicable Registration Statement covering the Series B Notes is filed,
(ii) an Exchange Offer Registration Statement covering the Series B Notes is declared effective and the Registered Exchange Offer covering the Series B Notes is consummated, (iii) a Shelf Registration Statement covering the Series B Notes is declared effective or (iv) the applicable Registration Statement covering the Series B Notes again becomes effective, as the case may be. The liquidated damages will increase by an additional $.10 per week per $1,000 principal amount of Transfer Restricted Notes, which are Series B Notes, held by each Holder during each subsequent 30-day period until the date on which all such Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.50 per week per $1,000 amount of Series B Notes. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease.

                 (c) A Series A Note Registration Default or Series B Note Registration Default referred to in Sections 3(a)(iv) and 3(b)(iv), respectively, shall be deemed not to have occurred and be continuing in relation to the applicable Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of
(x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited or, if required by the rules and regulations under the Securities Act, quarterly unaudited financial information with respect to the Issuers where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) for a period not to exceed an aggregate of 45 days in any calendar year, other material events or developments with respect to the Issuers that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Issuers are proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in no event shall the Issuers be required to disclose the business purpose for such suspension if the Issuers determine in good faith that such business purpose must remain confidential. Notwithstanding the foregoing, the Issuers shall not be required to pay Liquidated Damages with respect to the Notes of Holder if the failure arises from the Issuers' failure to file, or cause to become effective, a Shelf Registration Statement within the time periods specified in this Section 3 by reason of the failure of such Holder to provide such information as (i) the Issuers may reasonably request, with reasonable prior written notice, for use in the Shelf Registration Statement or any prospectus included therein to the extent the Issuers reasonably determine that such information is required to be included therein by applicable law, (ii) the NASD or the Commission may request in connection with such Shelf Registration Statement or (iii) is required to comply with the agreements of such Holder as contained in Section 4(n) to the extent compliance thereof is necessary for the Shelf Registration Statement to be declared effective.

                 (d) The Issuers shall notify the Trustee and the Paying Agent under the applicable Indenture immediately upon the happening of each and every Registration Default relating to the Notes issued thereunder. The Issuers and the Guarantor Subsidiaries shall pay the liquidated damages due on the Transfer Restricted Notes by depositing with the applicable Paying Agent (which may not be either of the Issuers for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the applicable Indenture and the applicable Notes, sums sufficient to pay the liquidated damages then due. The Liquidated Damages due shall be payable on each interest payment date specified by the applicable Indenture and the applicable Notes to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the date of the applicable Registration Default.

                 (e) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Notes by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and remain effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

                 4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

                 (a) The Issuers shall (i) furnish to each Initial Purchaser, prior to the effectiveness thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use their reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose within three business days after being sent a draft thereof; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto on the forepart of the Registration Statement and in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; and (iv) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Notes pursuant to such Shelf Registration Statement as selling securityholders.

                 (b) The Issuers shall advise each Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses
(ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                 (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

                 (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information; (provided, however, that with respect to any requests prior to the effectiveness of the Registration Statement, the Issuers shall be required to give written notice only to the Initial Purchasers and their counsel).

                 (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

                 (iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Notes, the Exchange Notes or the Private Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                 (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (c) The Issuers and the Guarantor Subsidiaries will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

                 (d) The Issuers will furnish to each Holder of Transfer Restricted Notes included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                 (e) The Issuers will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Notes included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Issuers consent, subject to the provisions of this Agreement, to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Notes in connection with the offer and sale of the Transfer Restricted Notes covered by such prospectus or any amendment or supplement thereto during the Shelf Registration Period.

                 (f) The Issuers will furnish to each Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                 (g) The Issuers will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, as promptly as practicable deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Issuers consent, subject to the provisions of this Agreement, to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons required to deliver a prospectus during and following the Exchange Offer Registration Period or Shelf Registration Period in each case in the form most recently provided to each such person by the Issuers.

                 (h) Prior to the effective date of any Registration Statement, the Issuers and the Guarantor Subsidiaries will use their reasonable efforts to register or qualify, or cooperate with the Holders of Notes, Exchange Notes or Private Exchange Notes included therein and their respective counsel in connection with the registration or qualification of, such Notes, Exchange Notes or Private Exchange Notes for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Notes, Exchange Notes or Private Exchange Notes covered by such Registration Statement; provided that neither Issuer will be required to qualify to do business in any jurisdiction where it is not then so qualified, to subject itself to taxation or other governmental fees or charges in respect of any jurisdiction in which it is not otherwise subject or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                 (i) The Issuers and the Guarantor Subsidiaries will cooperate with the Holders of Notes, Exchange Notes or Private Exchange Notes to facilitate the timely preparation and delivery of certificates representing Notes, Exchange Notes or Private Exchange Notes to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Notes, Exchange Notes or Private Exchange Notes pursuant to such Registration Statement.

                 (j)      If any event contemplated by Section 4(b)(ii) through
(v) occurs during the period for which the Issuers are required to maintain an effective Registration Statement, as promptly as practicable the Issuers and the Guarantor Subsidiaries will prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to holders of the Notes or purchasers of the Exchange Notes or Private Exchange Notes from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case, for an untrue statement of material fact or omission of a material fact made in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of the Holders specifically for use therein).

                 (k) Not later than the effective date of the applicable Registration Statement, the Issuers will provide a CUSIP number for the Notes, the Exchange Notes or Private Exchange Notes, as the case may be, and provide the applicable trustee with printed certificates for the Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                 (l) The Issuers and the Guarantor Subsidiaries will comply with all applicable rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer, the Private Exchange or the registration effected pursuant to a Shelf Registration Statement and will make generally available to their securityholders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of Iridium's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

                 (m) The Issuers and the Guarantor Subsidiaries will cause the Indentures or the Exchange Note Indentures, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

                 (n) The Issuers and the Guarantor Subsidiaries may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Issuers such information concerning the Holder and the distribution of such Transfer Restricted Notes as the Issuers may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Issuers may exclude from such registration the

Transfer Restricted Notes of any Holder that fails to furnish such information within a reasonable time after receiving such request. Each such Holder agrees to notify the Issuers as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Issuers or of the occurrence of any event, in either case, as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of such Transfer Restricted Notes, or omits to state a material fact regarding such Holder or such Holder's intended method of distribution of such Transfer Restricted Notes, required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuers any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Transfer Restricted Notes, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each such Holder shall comply with the provisions of the Securities Act applicable to such Holder with respect to the disposition by such Holder of Transfer Restricted Notes, covered by such registration statement in accordance with the intended methods of disposition by such Holder set forth in such registration statement.

                 (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Notes to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Notes that, upon receipt of any notice from the Issuers pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Notes until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by
Section 4(j) or until advised in writing (the "Advice") by the Issuers that the use of the applicable prospectus may be resumed. If the Issuers shall give any notice under Section 4(b)(ii) through (v) during the period that the Issuers are required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Notes covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

                 (p) In the case of a Shelf Registration Statement, the Issuers and the Guarantor Subsidiaries shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes of both series being sold, taken as a single class, or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Notes, Exchange Notes or Private Exchange Notes pursuant to such Shelf Registration Statement; provided, however, that the Issuers shall not be required to enter into such agreement more than once with respect to all the Notes and may delay entering into such agreement until the consummation of any underwritten public offering which such Issuers shall have then undertaken.

                 (q) In the case of a Shelf Registration Statement, the Issuers and the Guarantor Subsidiaries shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes of both series being sold, taken as a single class, and any underwriter participating in any disposition of Notes, Exchange Notes or Private Exchange Notes pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Issuers and the Guarantor Subsidiaries and their subsidiaries and (ii) use their reasonable efforts to have their officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement, in each case, as is customary for similar due diligence investigations.

                 (r) In the case of a Shelf Registration Statement, the Issuers and the Guarantor Subsidiaries shall, if requested in writing by Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes of both series being sold, taken as a single class, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use their reasonable efforts to cause (i) their counsel to deliver an opinion relating to the Shelf Registration Statement and the Notes, Exchange Notes or Private Exchange Notes, as applicable, in customary form, (ii) their officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes of both series being sold, taken as a single class, their Special Counsel or the managing underwriters (if any) and (iii) their independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                 5. Registration Expenses. The Issuers and the Guarantor Subsidiaries will bear all expenses incurred in connection with the performance of their obligations under Sections 1, 2, 3 and 4 and the Issuers and the Guarantor Subsidiaries will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys chosen by the Holders of a majority in aggregate principal amount of the Notes, the Exchange Notes and the Private Exchange Notes of both series to be sold, taken as a single class, pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection with the Registered Exchange Offer or a Shelf Registration, if applicable, it being understood that the Issuers and the Guarantor Subsidiaries shall not be responsible for the fees and disbursements of more than one counsel employed at any one time.

                 6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, the Issuers and the Guarantor Subsidiaries shall, jointly and severally, indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Exchanging Dealer) and its affiliates, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Notes, Exchange Notes or Private Exchange Notes), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers and the Guarantor Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Notes, Exchange Notes or Private Exchange Notes to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Issuers and the Guarantor Subsidiaries with Section 4(d), 4(e), 4(f) or 4(g).

                 (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Issuers, the Guarantor Subsidiaries, their affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any Issuer and the Guarantor Subsidiaries within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Issuers), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuers may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Issuers by such Holder, and shall reimburse the Issuers for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Notes, Exchange Notes or Private Exchange Notes pursuant to such Shelf Registration Statement.

                 (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 7.  Contribution.  If the indemnification provided for in
Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers from the offering and sale of the Notes, on the one hand, and a Holder with respect to the sale by such Holder of Notes, Exchange Notes or Private Exchange Notes, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units (before deducting expenses) received by or on behalf of the Issuers without duplication as set forth in the table on the cover of the Offering Memorandum, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Notes, Exchange Notes or Private Exchange Notes, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Issuers or information supplied by the Issuers on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Notes, Exchange Notes or the Private Exchange Notes shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes, Exchange Notes or the Private Exchange Notes sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 8.  Rules 144 and 144A.    The Issuers and the Guarantor
Subsidiaries shall use their reasonable efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuers and the Guarantor Subsidiaries are not required to file such reports, they will, upon the written request of any Holder of Transfer Restricted Notes, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Issuers and the Guarantor Subsidiaries covenant that they will take such further action as any Holder of Transfer Restricted Notes may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Notes without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Notes, the Issuers shall deliver to such Holder a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Issuers to register any of their securities pursuant to the Exchange Act.

                 9. Underwritten Registrations. If any of the Transfer Restricted Notes covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Notes included in such offering, subject to the approval of the Issuers (which approval shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith; provided, however, that the Issuers shall not be obligated to arrange for more than one underwritten offering during the period that such Shelf Registration Statement is required to be effective pursuant to this Agreement).

                 No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Notes on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, lock-up agreements, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                 10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of Holders of a majority in aggregate principal amount of the Notes, Exchange Notes and Private Exchange Notes of both series, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Notes, Exchange Notes and Private Exchange Notes are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Notes, the Exchange Notes and Private Exchange Notes of both series being sold by such Holders pursuant to such Registration Statement.

                 (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

                 (1) if to a Holder, at the most current address given by such Holder to Iridium in accordance with the provisions of this
         Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the applicable Indenture, with a copy in like manner to Chase Securities Inc. and Merrill Lynch, Pierce, Fenner and Smith Incorporated;

                 (2) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

                 (3) if to any Issuer or a Guarantor Subsidiary, initially at the address of the Issuer set forth in the Purchase Agreement.

                 All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

                 (c) Successors And Assigns. This Agreement shall be binding upon the Issuers and their successors and assigns.

                 (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (e)      Definition of Terms.  For purposes of this Agreement,
(a) the term "business day" means any day on which the Commission and the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

                 (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

                 (h) No Piggyback on Registrations. Neither the Issuers nor any of their security holders (other than the Holders of Transfer Restricted Notes in such capacity) shall have the right to include any securities of the Issuers in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Notes.

                 (i) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement or the application thereof is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

                 Please confirm that the foregoing correctly sets forth the agreement among the Issuers and the Initial Purchasers.

                                          Very truly yours,

                                          IRIDIUM LLC


                                           By  /s/ ROY GRANT
                                             --------------------------
                                              Name: Roy Grant
                                              Title: Vice President - Treasurer
                                                     and acting Chief Financial
                                                     Officer

                                          IRIDIUM CAPITAL CORPORATION


                                           By  /s/ ROY GRANT
                                             --------------------------
                                              Name: Roy Grant
                                              Title: Chief Financial Officer


                                          IRIDIUM ROAMING LLC


                                           By  /s/ ROY GRANT
                                             --------------------------
                                              Name: Roy Grant
                                              Title: acting chief financial
                                                     officer


                                          IRIDIUM IP LLC


                                           By  /s/ ROY GRANT
                                             --------------------------
                                              Name: Roy Grant
                                              Title: acting chief financial
                                                     officer


Accepted:

CHASE SECURITIES INC.


By
  ----------------------------
     Authorized Signatory

MERRILL LYNCH, PIERCE, FENNER
   AND SMITH INCORPORATED


By
  ----------------------------
        Authorized Signatory

                           ANNEX A TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                 Each broker-dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuers and the Guarantor Subsidiaries have agreed that, for a period of 180 days after the Expiration Date (as defined herein), they will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                           ANNEX B TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                 Each broker-dealer that receives Exchange Notes for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

                           ANNEX C TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                             PLAN OF DISTRIBUTION

                 Each broker-dealer that receives Exchange Notes for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes.
This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired as a result of market-making activities or other trading activities. The Issuers and the Guarantor Subsidiaries have agreed that, for a period of 180 days after the Expiration Date, they will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until ___________________, 1998, all dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus.(1)

                 None of the Issuers or the Guarantor Subsidiaries will receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                 For a period of 180 days after the Expiration Date, the Issuers and the Guarantor Subsidiaries will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuers and the Guarantor Subsidiaries have agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Notes) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.




--------------------

(1) In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Registered Exchange Offer prospectus.

                           ANNEX D TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

         [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
                  -------------------------------------------
         Address:
                  -------------------------------------------

                  -------------------------------------------

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.